UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 9, 2016 (August 9, 2016)

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15697	22-3542636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 9, 2016, Elite Pharmaceuticals, Inc. (the “Company”) filed its quarterly report on Form 10-Q for the quarter ended June 30, 2016 and, thereafter, issued a press release announcing its financial results for that quarter. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

As noted in the press release, the Company will host a conference call at 11:00 a.m. Eastern Daylight Time (EDT) on Thursday, August 11, 2016, to provide a general business update. Elite will respond to various stockholder questions submitted prior to the call.

Conference Call Information

Date:	Thursday, August 11, 2016

Time:	11:00 AM EDT

Dial-in numbers:	1-800-346-7359 (domestic)
1-973-528-0008 (international)

Conference number:	98840

Questions:	dianne@elitepharma.com by 6:00 PM EDT on Wednesday, August 10, 2016

Audio Replay:	http://ir.elitepharma.com/events_presentations

Item 7.01	Regulation FD Disclosure.

The information disclosed in Item 2.02 above is incorporated into this Item 7.01. The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 2.02, “Results of Operations and Financial Condition,” Item 7.01, “Regulation FD Disclosure” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 9, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2016	ELITE PHARMACEUTICALS, INC.

	By:	/s/ Nasrat Hakim
Nasrat Hakim, President and CEO